UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2012

Anadarko Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-8968	76-0146568
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Lake Robbins Drive

The Woodlands, Texas 77380-1046

(Address of principal executive offices including Zip Code)

Registrant’s telephone number, including area code: (832) 636-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The proposals voted upon at the 2012 Annual Meeting and the final voting results are indicated below. For additional information on these proposals, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 23, 2012.

1. Each of the twelve nominees for director was elected to serve a one-year term expiring at the 2013 Annual Meeting of Stockholders. Votes regarding the persons elected as directors were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes

Kevin P. Chilton	377,287,647	609,210	1,500,216	39,319,127

Luke R. Corbett	377,109,691	1,447,535	839,847	39,319,127

H. Paulett Eberhart	371,482,431	6,424,201	1,490,441	39,319,127

Peter J. Fluor	352,822,863	25,721,649	852,561	39,319,127

Richard L. George	377,581,843	1,168,001	647,229	39,319,127

Preston M. Geren III	371,241,017	7,309,087	846,969	39,319,127

Charles W. Goodyear	378,120,340	634,597	642,136	39,319,127

John R. Gordon	368,190,568	9,950,279	1,256,226	39,319,127

James T. Hackett	373,390,283	5,172,106	834,684	39,319,127

Eric D. Mullins	378,108,836	642,450	645,787	39,319,127

Paula Rosput Reynolds	374,027,883	4,518,271	850,919	39,319,127

R. A. Walker	374,392,261	4,275,912	728,900	39,319,127

2. The appointment of KPMG LLP as the Company’s independent auditor for 2012 was ratified. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
413,217,811	4,875,163	623,226	—

3. The stockholders approved the Company’s 2012 Omnibus Incentive Compensation Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
339,683,956	38,252,927	1,460,190	39,319,127

4. The stockholders approved, on an advisory basis, the compensation for the Company’s named executive officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
324,731,209	49,397,028	5,268,836	39,319,127

5. A stockholder proposal regarding adoption of a policy providing that the Chairman of the Board be an independent director did not pass. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
149,388,168	229,056,485	952,420	39,319,127

6. A stockholder proposal regarding an amendment to the Company’s Non-Discrimination Policy did not pass. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
132,930,738	174,636,030	71,830,305	39,319,127

7. A stockholder proposal regarding adoption of a policy on accelerated vesting of equity awards did not pass. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
155,975,940	221,636,505	1,784,628	39,319,127

8. A stockholder proposal regarding a report on political contributions did not pass. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
138,210,073	158,245,902	82,941,098	39,319,127

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANADARKO PETROLEUM CORPORATION (Registrant)
May 21, 2012

	By:	/s/ Robert K. Reeves
Robert K. Reeves
Senior Vice President, General Counsel and Chief Administrative Officer